UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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EASTERLY ACQUISITION CORP.

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EASTERLY ACQUISITION CORP.
375 Park Avenue, 21st Floor

New York, New York 10152

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

EASTERLY ACQUISITION CORP.

To Be Held on [       ], 2017

To the Stockholders of Easterly Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an annual meeting (the “annual meeting”) of Easterly Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Easterly” or the “Company”), will be held on [           ], 2017, at 10:00 a.m. Eastern time, at the offices of Easterly at 375 Park Avenue, 21st Floor, New York, New York 10152. You are cordially invited to attend the annual meeting for the purpose of voting on (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to (a) extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 185 days, from August 4, 2017 to February 5, 2018 (the “Extended Termination Date”), (b) change the term of office of our directors from two years to one year to conform with Delaware law, and (c) change the provision with respect to removal of directors to permit removal with or without cause by the affirmative vote of a majority of the Company’s stockholders to conform with Delaware law, (ii) a proposal to amend (the “Trust Amendment”) the Company’s amended and restated investment management trust agreement (the “Trust Agreement”), dated as of October 13, 2015, by and between Easterly and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date, (iii) to elect five members of our board of directors, each to hold office until the next succeeding annual meeting and until each of their successors is duly elected and qualified (the “Director Election Proposal”) and (iv) a proposal to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

Each of the Charter Amendment, the Trust Amendment, the Director Election Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company more time to complete an initial business combination. Easterly’s IPO prospectus and charter provide that the Company has until August 4, 2017 (the “Current Termination Date”) to complete a business combination.  Following the completion of our IPO in August 2015, our representatives engaged in extensive discussions with investment bankers and business owners with respect to potential investment opportunities. On June 28, 2016, we entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with, among others, Sungevity, Inc. Pursuant to the Merger Agreement, we agreed to acquire all of the outstanding capital stock of Sungevity. On December 31, 2016, the Company terminated the Merger Agreement. Notwithstanding these efforts, the Company has not yet executed another definitive agreement to acquire a target business, and we will not be able to complete an initial business combination by August 4, 2017 even if we enter into a definitive agreement with respect to a business combination in the near future.  As a result, our board of directors has determined that it is in the best interests of our stockholders to extend the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date (the “Extension”) to provide the public stockholders an opportunity to participate in an investment opportunity. The purpose of the Director Election Proposal is to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”).

i

This proxy statement is dated July [ ], 2017 and is first being mailed to stockholders on or about July [   ], 2017. Only holders of record of our common stock at the close of business on July10, 2017 are entitled to notice of the annual meeting and to vote at the annual meeting and any adjournments or postponements of the annual meeting. A complete list of our stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

Approval of the Charter Amendment and the Trust Amendment requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. The board of directors of Easterly has already approved the Charter Amendment and the Trust Amendment. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the annual meeting. The Adjournment Proposal will only be put forth for a vote if the Charter Amendment and Trust Amendment are not approved at the annual meeting.

If the Charter Amendment and Trust Amendment are approved, stockholders will also be asked to elect five directors. If the Charter Amendment and Trust Amendment are not approved, the Director Election Proposal will not be presented as we will be forced to dissolve and liquidate.

If the Charter Amendment and Trust Amendment proposals are not approved at the annual meeting or any adjournment or postponement thereof and we do not consummate a business combination by August 4, 2017, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The Company’s public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. The Company believes that such redemption right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete an initial business combination in the timeframe initially contemplated by its charter. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when an initial business combination is submitted to stockholders.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the annual meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Easterly estimates that the per-share pro rata portion of the trust account will be approximately $10.0[ ] at the time of the annual meeting. The closing price of the Company’s common stock on July [ ], 2017 was $[      ]. Accordingly, if the market price were to remain the same until the date of the annual meeting, exercising redemption rights would result in a public stockholder receiving [$ more/less] for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment and the Trust Amendment proposals are not approved at the annual meeting or any adjournment or postponement thereof and we do not consummate an initial business combination by August 4, 2017, as contemplated by our IPO prospectus and in accordance with our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

ii

The Company reserves the right at any time to cancel the annual meeting and not to submit to stockholders or implement the Charter Amendment or the Trust Amendment.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

By Order of the Board of Directors,

Sincerely,

Darrell W. Crate
Chairman of the Board

July [   ], 2017

iii

EASTERLY ACQUISITION CORP.
375 Park Avenue, 21st Floor

New York, New York 10152

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [                 ], 2017

PROXY STATEMENT

The annual meeting (the “annual meeting”) of stockholders of Easterly Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “Easterly” or the “Company”), will be held on [               ], 2017, at 10:00 a.m. Eastern time, at the offices of Easterly at 375 Park Avenue, 21st Floor, New York, New York 10152, to consider and vote upon the following:

•	a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to (a) extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 185 days, from August 4, 2017 (the “Current Termination Date”) to February 5, 2018 (the “Extended Termination Date”), (b) change the term of office of our directors from two years to one year to conform with Delaware law, and (c) change the provision with respect to removal of directors to permit removal with or without cause by the affirmative vote of a majority of the Company’s stockholders to conform with Delaware law;

•	a proposal to amend (the “Trust Amendment”) the Company’s amended and restated investment management trust agreement (the “Trust Agreement”), dated as of October 13, 2015, by and between Easterly and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination by the Extended Termination Date;

•	the election of Darrell W. Crate, Avshalom Kalichstein, James Hauslein, David Knowlton and Thomas Purcell to our board of directors until the next annual meeting of stockholders, until his successor is elected or appointed, or until his earlier death, resignation or removal (the “Director Election Proposal”); and

•	a proposal to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are not sufficient votes to approve the Charter Amendment and the Trust Amendment (the “Adjournment Proposal”).

The Charter Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that Easterly has to complete a business combination.

The affirmative vote of at least 65% of the outstanding shares of Easterly’s common stock is required to approve the Charter Amendment and the Trust Amendment. Directors are elected by a plurality of the votes cast at the annual meeting. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the annual meeting.

Holders (“public stockholders”) of the Company’s common stock (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of how such public stockholders vote in regard to the amendments. However, the Company will not proceed with the Charter Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when an initial business combination is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $200.1 million that was in the trust account as of March 31, 2017. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by August 4, 2017, as contemplated by our IPO prospectus and in accordance with our charter, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, the Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, David Cody, Darrell W. Crate and Avshalom Kalichstein have agreed, jointly and severally, that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below $10.00 per public share or such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets other than due to the failure to obtain such waiver, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Trust Amendment proposal will constitute consent for Easterly to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Easterly to complete a business combination on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Termination Date if the Charter Amendment is approved.

2

At the time the Charter Amendment and Trust Amendment become effective, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which the trustee will liquidate the trust account to the Extended Termination Date.

The record date for the annual meeting is July 10, 2017. Record holders of Easterly common stock at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. On the record date, there were 25,000,000 outstanding shares of Company common stock including 20,000,000 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the annual meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated July [   ], 2017 and is first being mailed to stockholders on or about July [   ], 2017.

3

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the annual meeting, including with respect to the Charter Amendment and the Trust Amendment. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:	Easterly is a blank check company incorporated in April 2015 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. In August 2015, the Company consummated its IPO from which it derived gross proceeds of $200,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, August 4, 2017). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete an initial business combination and is submitting this proposal to the stockholders to vote upon.

Q:	What is voted on?

A:	You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date and a proposal to amend the Company’s Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date. The Charter Amendment will also change the term of office of our directors from two years to one year to conform with Delaware law, and change the provision with respect to removal of directors to permit removal with or without cause by the affirmative vote of a majority of the Company’s stockholders to conform with Delaware law.

In the event that the Charter Amendment and the Trust Amendment are not approved, you are being asked to vote on a proposal to adjourn the annual meeting in order to provide additional time to seek to obtain sufficient votes in support of the Extension. Approval of the Charter Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Trust Amendment proposal will constitute consent for Easterly to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Termination Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and the Trust Amendment proposals, after taking into account the Election.

If the Charter Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment and Trust Amendment proposals are approved, and the amount remaining in the trust account may be significantly reduced from the approximately $200.1 million that was in the trust account as of March 31, 2017. In such event, Easterly may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

4

If the Charter Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by August 4, 2017, or if the Charter Amendment and Trust Amendment proposals are approved and we have not completed a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Easterly’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

You are also being asked to vote to elect Darrell W. Crate, Avshalom Kalichstein, James Hauslein, David Knowlton and Thomas Purcell to our board of directors until the next annual meeting of stockholders, until his successor is elected or appointed, or until his earlier death, resignation or removal

Q:	How many votes do I have at the annual meeting?

A:	Our stockholders are entitled to one vote at the annual meeting for each share of Company common stock held of record as of July 10, 2017, the record date for the annual meeting. As of the close of business on the record date, there were 25,000,000 outstanding shares of our common stock.

Q:	What constitutes a quorum at the annual meeting?

A:	Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our stockholders, present in person or represented by proxy, will have the power to adjourn the annual meeting. As of the record date for the annual meeting, 12,500,001 shares of our common stock would be required to achieve a quorum.

Q:	Why is the Company proposing the Charter Amendment and the Trust Amendment proposals?

A:	Easterly’s charter and Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before August 4, 2017. As we explain below, the Company may not be able to complete an initial business combination by that date. We are asking for an extension of this timeframe in order to complete an initial business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Date.

Q:	Why should I vote for the Charter Amendment proposal?

A:	Easterly’s board of directors believes that given our expenditure of time, effort and money on seeking an initial business combination, circumstances warrant providing those who believe the Company might find a potential business combination to be an attractive investment with an opportunity to consider such a transaction, if we are successful in agreeing an initial business combination and allowing our stockholders the opportunity to consider and approve such a transaction.

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Q:	Why should I vote for the Trust Amendment?

A:	Approval of the Trust Amendment is a condition to the implementation of the Charter Amendment.

Whether a holder of public shares votes in favor of or against the Charter Amendment and the Trust Amendment, or abstains, if such proposals are approved such holder may, but is not required to, redeem all or a portion of its public shares for its pro rata portion of the trust account represented by the redeemed shares. We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment and Trust Amendment proposals, after taking into account the Election.

Liquidation of the trust account is a fundamental obligation of Easterly to the public stockholders under its charter and Easterly is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination the Company proposes. Assuming the Charter Amendment is approved, the Company will have until the Extended Termination Date to complete a business combination.

Easterly’s board of directors recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.

Q:	What is the Board’s recommendation for the Director Election Proposal?

A:	Our board unanimously recommends that stockholders vote “FOR” each nominee for director.

Q:	How do the Company’s insiders intend to vote their shares?

A:	All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control in favor of the Charter Amendment, the Trust Amendment, each nominee for director and, if necessary, the Adjournment Proposal.

Easterly’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,000,000 founder shares, representing 20% of Easterly’s issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Q:	How are the Company’s insiders’ interests in the Charter Amendment, the Trust Amendment and the Adjournment Proposal different from those of the public stockholders?

A:	Our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the charter. If the Charter Amendment and the Trust Amendment are approved, the Company will have more time to consummate an initial business combination.

Q:	What vote is required to adopt the Charter Amendment?

A:	Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Q:	What vote is required to adopt the Trust Amendment?

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A:	Approval of the Trust Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Q:	What vote is required to elect directors?

A:	Directors are elected by a plurality of the votes cast at the annual meeting.

Q:	What vote is required to adopt the Adjournment Proposal?

A:	Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date present in person or represented at the annual meeting by proxy.

Q:	What if I don’t want to vote for the Charter Amendment, the Trust Amendment, the Director Election Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment, the Trust Amendment or the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment and the Trust Amendment are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders. If the Charter Amendment and the Trust Amendment are approved, the Adjournment Proposal will not be presented for a vote. If the Charter Amendment and the Trust Amendment are not approved, the Director Election Proposal will not be presented for a vote.

Broker non-votes, abstentions or the failure to vote on the Charter Amendment and the Trust Amendment will have the same effect as votes “AGAINST” the Charter Amendment and the Trust Amendment. Broker “non-votes” and abstentions will have no effect with respect to the Director Election Proposal or the approval of the Adjournment Proposal.

Q:	What happens if the Charter Amendment and the Trust Amendment are not approved?

A:	If the Charter Amendment and the Trust Amendment are not approved at the annual meeting, the Company will put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Charter Amendment and the Trust Amendment are not approved at the annual meeting or at any adjournment or postponement thereof and we have not consummated a business combination by August 4, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Easterly’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	If the Charter Amendment and the Trust Amendment are approved, what happens next?

A:	If the Charter Amendment is approved at the annual meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to complete an initial business combination prior the Extended Termination Date.

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If the Trust Amendment is approved, the removal of the Withdrawal Amount from the trust account in respect of any redeemed public shares will reduce the amount remaining in the trust account and increase the percentage interest of Easterly’s common stock held by the Company’s initial stockholders through the founder shares.

If the Charter Amendment and the Trust Amendment are approved but the Company does not complete a business combination by the Extended Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Easterly’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	As long as I vote, would I still be able to exercise my redemption rights if I vote against any of the proposals?

A:	You may exercise your redemption rights whether you vote your shares of Easterly common stock for or against the Charter Amendment, the Trust Amendment or the Adjournment Proposal. As a result, the proposals can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of NASDAQ.

Unless you elect to redeem all of your shares in connection with the annual meeting, you will be able to vote on an initial business combination if and when it is submitted to stockholders. If you vote against the initial business combination, you will retain your right to redeem your public shares upon consummation of the initial business combination in connection with the stockholder vote to approve the initial business combination, subject to any limitations set forth in the Company’s charter.

Q:	How do I exercise my redemption rights?

A:	In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption, (ii) affirmatively vote either for or against the Charter Amendment and the Trust Amendment and (iii) prior to 5:00 p.m., Eastern time on [ ], 2017 (two business days before the annual meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

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Q:	What are the federal income tax consequences of exercising my redemption rights?

A:	Easterly stockholders who exercise their redemption rights to receive cash from the trust account in exchange for their shares of Easterly common stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Easterly common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. The redemption, however, may be treated as a distribution if it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in Easterly, taking into account certain attribution rules. Any such distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Easterly common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Easterly common stock.

The above is not intended to constitute tax advice and stockholders are encouraged to consult with their own tax advisors.

Q:	If I am an Easterly warrant holder, can I exercise redemption rights with respect to my warrants?

A:	No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:	If I am an Easterly unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment, the Trust Amendment, the Director Election Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

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Q:	How do I vote?

A:	If you were a holder of record of our common stock on July 10, 2017, the record date for the annual meeting, you may vote with respect to the proposals in person at the annual meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the annual meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	What will happen if I abstain from voting or fail to vote at the annual meeting?

A:	At the annual meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment, but will have no effect on the Director Election Proposal or the Adjournment Proposal. Additionally, if you abstain from voting or fail to vote at the annual meeting, you will not be able to exercise your redemption rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal described herein.

Q:	If I am not going to attend the annual meeting in person, should I return my proxy card instead?

A:	Yes. Whether you plan to attend the annual meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the annual meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the annual meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at 375 Park Avenue, 21st Floor, New York, NY 10152, so that it is received by our secretary prior to the annual meeting or by attending the annual meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the annual meeting.

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Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	Easterly will pay the cost of soliciting proxies for the annual meeting. Easterly has engaged Morrow Sodali to assist in the solicitation of proxies for the annual meeting. Easterly has agreed to pay Morrow Sodali a fee of $17,500 plus costs and expenses and a per call fee for any incoming or outgoing stockholder calls for such services, which fee also includes Morrow Sodali acting as the inspector of elections at the annual meeting. Easterly will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. Easterly will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Easterly’s common stock for their expenses in forwarding soliciting materials to beneficial owners of Easterly’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Easterly Acquisition Corp.
375 Park Avenue, 21st Floor
New York, NY 10152
Telephone: (646) 712-8300
Email: info@easterlyacquisition.com

You may also contact our proxy solicitor at:

Morrow Sodali
470 West Avenue, 3rd Floor

Stamford, Connecticut 06902

Stockholders, please call toll free: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: Easterly.info@morrowco.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the annual meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the annual meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

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ANNUAL MEETING OF EASTERLY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the annual meeting of stockholders to be held on [             ], 2017, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about July [  ], 2017. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the annual meeting.

The Company reserves the right at any time to cancel the annual meeting and not to submit to stockholders or implement the Charter Amendment or Trust Amendment.

Date, Time and Place of Annual Meeting

The annual meeting will be held at 10:00 a.m. Eastern time, on [             ], 2017, at the offices of Easterly at 375 Park Avenue, 21st Floor, New York, New York 10152, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals set forth in this proxy statement.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the annual meeting if you owned shares of our common stock at the close of business on July 10, 2017, which is the record date for the annual meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 25,000,000 shares of Easterly common stock outstanding, of which 20,000,000 are public shares and 5,000,000 are shares held by Easterly Acquisition Sponsor, LLC, our sponsor, and independent directors.

Quorum and Required Vote for Proposals for the Annual Meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the annual meeting if a majority of the common stock outstanding and entitled to vote at the annual meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Charter Amendment and the Trust Amendment require the affirmative vote of the holders of at least 65% of the outstanding shares of our common stock. Accordingly, an Easterly stockholder’s failure to vote by proxy or to vote in person at the annual meeting, an abstention from voting, or a broker non-vote with regard to the Charter Amendment or the Trust Amendment will have the same effect as a vote “AGAINST” the Charter Amendment or the Trust Amendment.

Directors are elected by a plurality of the votes cast at the annual meeting.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the annual meeting.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board of directors, you should keep in mind that our sponsor, officers and members of our board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

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•	If the Charter Amendment and Trust Amendment are not approved and we do not consummate a business combination by August 4, 2017 as contemplated by our IPO prospectus and in accordance with our charter, (i) the 5,000,000 shares of common stock held by the Company’s sponsor and directors and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), and (ii) the 6.75 million total private placement warrants to purchase shares of Easterly common stock held by our sponsor, which were acquired in connection with the IPO for an aggregate purchase price of $6.75 million, will be worthless. Such common stock had an aggregate market value of approximately $[ ] million based on the last sale price of $[ ] of the common stock on Nasdaq on July [ ], 2017, and such private placement warrants had an aggregate market value of approximately $[ ] million based on the closing price of Easterly public warrants on Nasdaq on July [ ], 2017.

•	Our sponsor has loaned Easterly an aggregate of $265,000 pursuant to a convertible promissory note issued on March 17, 2016. The convertible promissory note is interest bearing at 5% per annum and is due and payable on August 4, 2017, unless extended by our sponsor. At the option of our sponsor, any amounts outstanding under the convertible promissory note up to a total of $1,000,000 may be converted into warrants to purchase shares of common stock at any time on or prior to the maturity date at a conversion price of $1.00 per warrant. Each warrant will entitle our sponsor to purchase one share of Easterly common stock at an exercise price of $11.50 per share. Each warrant will contain other terms identical to the terms contained in the private placement warrants issued to our sponsor at the IPO closing. Furthermore, our sponsor may loan additional funds to Easterly in the future on the same terms up to a total of $1,000,000 in order to meet Easterly’s working capital needs prior to the closing of a business combination. If Easterly fails to consummate a business combination, the convertible promissory note will not be repaid and all amounts owed thereunder will be forgiven except to the extent that Easterly has funds available to it outside of its trust account to repay such amounts. Accordingly, Easterly will most likely not be able to repay the convertible promissory note if a business combination is not completed. Accordingly, if a business combination is not consummated, Easterly’s initial stockholders also will lose the opportunity to acquire up to an additional 265,000 warrants, which would have an aggregate market value of $[ ] based on the last sale price of $[ ] of the warrants on Nasdaq on July [ ], 2017.

•	In connection with the IPO, Easterly’s Chairman, its Chief Executive Officer and David Cody have agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or claims of vendors or other entities that are owed money by Easterly for services rendered or contracted for or products sold to Easterly, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under Easterly’s indemnity of the underwriters.

•	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•	The Company’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations.

Additionally, if the Charter Amendment and Trust Amendment are approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Recommendation to Easterly Stockholders

Our board of directors believes that the Charter Amendment, the Trust Amendment and the Director Election Proposal to be presented at the annual meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposals and “FOR” each nominee for director. If the Charter Amendment and the Trust Amendment are not approved, our board of directors believes that time to solicit additional votes for approval of the Charter Amendment and the Trust Amendment is in the best interests of the Company and its stockholders and unanimously recommends that stockholders vote “FOR” the Adjournment Proposal.

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Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment and the Trust Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment and the Trust Amendment and have no effect on the Director Election Proposal or the Adjournment Proposal.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the annual meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•	You can vote your shares in advance of the annual meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the annual meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment and the Trust Amendment and, if presented for a vote, the Adjournment Proposal.

•	You can attend the annual meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the annual meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Jurgen Lika, Easterly’s Secretary, in writing before the Easterly annual meeting that you have revoked your proxy; or

•	you may attend the annual meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Annual Meeting

The annual meeting has been called only to consider the approval of the Charter Amendment, the Trust Amendment, the Director Election Proposal and, if necessary, the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the annual meeting, no other matters may be considered at the annual meeting if they are not included in this proxy statement, which serves as the notice of the annual meeting.

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Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200 (toll free) or banks and brokers can call collect at (203) 658-9400.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the annual meeting. If you affirmatively vote for or against the Charter Amendment and the Trust Amendment, your request is properly made and the Charter Amendment and the Trust Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the annual meeting, less taxes payable). For illustrative purposes, based on funds in the trust account of approximately $200.1 million on March 31, 2017, the estimated per share redemption price would have been approximately $10.01.

In order to exercise your redemption rights, you must:

•	check the box on the proxy card to elect redemption;

•	affirmatively vote for or against the Charter Amendment and the Trust Amendment;

•	submit a request in writing prior to 5:00 p.m., Eastern time on [ ], 2017 (two business days before the annual meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•	deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the annual meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment or the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

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Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the annual meeting and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment and the Trust Amendment are not approved and we do not consummate an initial business combination by August 4, 2017 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to (a) extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 185 days, from August 4, 2017 (the “Current Termination Date”) to February 5, 2018 (the “Extended Termination Date”), (b) change the term of office of our directors from two years to one year to conform with Delaware law, and (c) change the provision with respect to removal of directors to permit removal with or without cause by the affirmative vote of a majority of the Company’s stockholders to conform with Delaware law. As with potential redemptions in connection with an initial business combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 15% or more of our public shares. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

Easterly is proposing to amend its charter to (a) extend the date by which it has to consummate a business combination from August 4, 2017 to the Extended Termination Date, (b) change the term of office of our directors from two years to one year to conform with Delaware law, and (c) change the provision with respect to removal of directors to permit removal with or without cause by the affirmative vote of a majority of the Company’s stockholders to conform with Delaware law.

The Charter Amendment is essential to allowing the Company more time to consummate an initial business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by August 4, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

The changes to the term of office of our directors and the provision with respect to removal of directors are necessary to ensure that the charter conforms to the applicable provisions of the DGCL.

Approval of the amendment to the Restated Certificate of Incorporation requires the affirmative vote of at least 65% of the shares entitled to vote at the meeting.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

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THE TRUST AMENDMENT

The proposed Trust Amendment would amend our existing Trust Agreement to replace the words “upon the date which is 24 months after the closing of the Offering” in Section 1(i)(y) of the Trust Agreement with the words “February 5, 2018” and make other conforming amendments. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

Easterly is proposing to amend its Trust Agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination by the Extended Termination Date.

The Trust Amendment is essential to allowing the Company more time to consummate an initial business combination. Approval of the Trust Amendment is a condition to the implementation of the Extension.

If the Trust Amendment proposal is not approved and we have not consummated a business combination by August 4, 2017, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Approval of the amendment to the Trust Agreement requires the affirmative vote of at least 65% of the shares entitled to vote at the meeting.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT.

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THE DIRECTOR ELECTION PROPOSAL

Our board of directors consists of five members. Our amended and restated certificate of incorporation and bylaws provide that our directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders and shall hold office until the next annual meeting following his or her election and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

At this annual meeting, our stockholders will vote to re-elect five current directors, Darrell W. Crate, Avshalom Kalichstein, James Hauslein, David Knowlton and Thomas Purcell.

Our board of directors has no reason to believe that any of the nominees will not serve if elected. If a nominee should become unavailable to serve as a director, and if our board of directors designates a substitute nominee, our representatives named on the proxy card will vote for the substitute nominee designated by our board of directors unless you submit a proxy withholding your vote from the nominee being substituted. Under our amended and restated certificate of incorporation, vacancies are filled by our board of directors.

Information About Executive Officers, Directors and Nominees

If the proposed nominees are elected, Easterly’s directors and executive officers will be as follows:

Name	Age	Position
Darrell W. Crate	50	Chairman of the Board of Directors
Avshalom Kalichstein	42	Chief Executive Officer and Director
Jurgen Lika	33	Chief Financial Officer
James N. Hauslein	58	Director
David W. Knowlton	59	Director
Thomas W. Purcell	46	Director

Darrell W. Crate, 50, has served as Chairman of Easterly’s board of directors since May 2015. Mr. Crate is a managing principal at Easterly LLC, a company established to make permanent capital investments on behalf of institutional clients with a focus on the commercialization of fast growing, non-bank finance and asset management companies. Easterly LLC is a successor company to Easterly Capital, LLC, a firm Mr. Crate co-founded in September 2009. Mr. Crate also serves as a chairman of the board of directors of Easterly Government Properties Inc., a NYSE listed company that is the successor entity to Easterly Partners, LLC, a firm he co-founded as a private real estate portfolio company of Easterly Capital, LLC. From 1998 to May 2011, Mr. Crate served as the chief financial officer of Affiliated Managers Group, Inc., a publicly traded asset management holding company. Mr. Crate was previously a managing director of the Financial Institutions Group of the Chase Manhattan Corporation based in London and New York, focusing exclusively on investment management firms. Mr. Crate’s board memberships presently include serving as a member of the executive committee of the board of trustees of Bates College, as the vice chairman of the Aircraft Owners and Pilots Association, a global organization supporting general aviation, as the treasurer of the International Yacht Restoration School and as a member of the board of directors of Ivenix, Inc., a medical device company. Mr. Crate is also on the advisory board of the Robert F. Kennedy Children’s Action Corps, an organization that advocates for children encumbered in the juvenile justice system. Mr. Crate earned his MBA from Columbia Business School and his BA from Bates College.

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Avshalom Kalichstein, 42, has been Easterly’s Chief Executive Officer and director since May 2015. Since May 2014, Mr. Kalichstein has been a managing principal at Easterly LLC, responsible primarily for originating and underwriting potential candidates for acquisition or investment, with a particular focus on financial services and related credit investments. Previously, in 2011, Mr. Kalichstein founded, and is the managing member of Solel Investment Group LLC, a privately held company that jointly led the acquisition of over $900 million in specialty finance assets. Prior to forming Solel, Mr. Kalichstein was a managing director of J.C. Flowers & Co. from 2004 until 2011. While at J.C. Flowers & Co., Mr. Kalichstein was responsible for originating, monitoring, and disposing of financial services investments globally, with a focus on consumer and commercial finance, banking, and property/casualty insurance. From 2001 to 2004, Mr. Kalichstein led the corporate development group of Shinsei Bank in Tokyo, Japan. Mr. Kalichstein also led the capital structure team whose work culminated in Shinsei Bank’s initial public offering on the Tokyo Stock Exchange. Prior to his tenure at Shinsei Bank, Mr. Kalichstein previously worked as vice president, Finance and Corporate Development for SoftNet Systems, Inc. and as an associate with Capital Z Partners, a financial services-oriented private equity firm based in New York. Mr. Kalichstein began his career in the Financial Institutions Group at Goldman Sachs. Mr. Kalichstein earned his BA in Mathematics and Economics, magna cum laude, from Brown University.

Jurgen Lika, 33, has been Easterly’s Chief Financial Officer since May 2015. Mr. Lika is the vice president of finance at Easterly LLC. Mr. Lika was a manager at PricewaterhouseCoopers LLP in the asset management industry, where he provided audit and non-audit services to financial services clients from 2005 until 2014. Mr. Lika’s experience at PricewaterhouseCoopers LLP includes audits of investment advisors and regulated and unregulated investment companies, including mutual funds, bank collective funds and investment partnerships. Mr. Lika earned his BA from Boston University. Mr. Lika is also a licensed CPA. Mr. Lika’s expertise lies in the areas of investment valuation and controls, especially as related to fund accounting and reporting.

James N. Hauslein, 58, has been a member of Easterly’s board of directors since July 2015. Mr. Hauslein is currently Managing Director of Hauslein & Company, Inc., a private investment firm. He has been with Hauslein & Company, Inc. since 1990. Mr. Hauslein was involved in the acquisition of a controlling interest in Sunglass Hut International in June 1987 and subsequently led the buyout in 1991 and the initial public offering in 1993. Mr. Hauslein served as Executive Chairman of Sunglass Hut International from 1991 until 2001, and for part of his tenure was Chief Executive Officer of Sunglass Hut (May 1997 – January 1998 and January 2001 – April 2001). Under Mr. Hauslein’s leadership, Sunglass Hut grew in revenue from approximately $37 million in 1987 to approximately $680 million in fiscal 2000 prior to the sale to Luxottica Group SpA. At the time of the sale to the Luxottica Group, Sunglass Hut operated approximately 2,000 company-owned stores in North America, Europe, Asia and the Caribbean. While at Sunglass Hut, Mr. Hauslein presided over numerous add-on acquisitions in the United States and Australia as well as organic growth in North America, the Caribbean, and Europe and a joint venture in Singapore. Mr. Hauslein previously served on the Board of Directors of Freedom Acquisition Holdings Inc., GLG Partners, Inc., Liberty Acquisition Holdings Corp., and Elephant Capital plc. Mr. Hauslein served as Chairman and Chief Executive Officer of Atlas Acquisition Holdings Corp. from August 2007 until March 2010. Currently, Mr. Hauslein serves on the boards of Innovate Partners, NB Parent Company Inc. and CrowdFlik, Inc. Mr. Hauslein is also a member of the Board of Directors of AOPA (Aircraft Owners & Pilots Association), a member of the Board of Directors of the Jamestown Foundation (Washington, DC), a Director of the American Swiss Foundation, and formerly a Trustee of the Pine School (Hobe Sound, FL). Mr. Hauslein received his MBA from Cornell University’s Johnson Graduate School of Management, and his Bachelor of Science in Chemical Engineering from Cornell University.

Freedom Acquisition Holdings Inc. (which completed a business combination with GLG Partners, Inc. in 2007 and GLG Partners, Inc. was subsequently sold to the Mann Group in 2010), Liberty Acquisition Holdings Corp. (which completed a business combination with Promotora de Informaciones S.A. in 2010), and Atlas Acquisition Holdings Corp. (which liquidated in 2010 and did not complete a business combination) were all special purpose acquisition companies where Mr. Hauslein previously held management or director positions as disclosed above. None of these companies changed its intentions from what each disclosed in its respective initial public offering prospectus. Mr. Hauslein is not currently a director or a member of management for any of these companies.

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David W. Knowlton, 59, has been a member of Easterly’s board of directors since July 2015. Mr. Knowlton is a Managing Partner at Three Ocean Partners LLC, a firm he founded in 2011, where he advises his clients on mergers and acquisitions as well as recapitalizations and restructurings. Prior to Three Ocean Partners LLC, Mr. Knowlton was a Managing Partner at Watch Hill Partners LLC, an investment banking firm which he launched in 2003 and sold to FBR Capital Markets in 2009. Mr. Knowlton continued to work at FBR Capital Markets as Vice Chairman of Investment Banking and Head of the Corporate Advisory practice until 2010. Watch Hill Partners advised on over $30 billion in assignments and made several merchant banking investments. From December 1996 until March 1999, Mr. Knowlton established and ran Gleacher & Company’s financial sponsor efforts, as Managing Director of North American Investment Banking and Head of Acquisition Finance for NatWest Markets, the U.S. M&A and merchant banking arm of NatWest. He began his career with an internship with the Joint Economic Committee in Washington, DC, and then joined Manufacturers Hanover Trust Company in 1980. He held a number of positions in multinational client management and oil and gas industry lending before joining MHT’s Acquisition Finance Group in 1985. After the mergers with both Chemical Bank and Chase Manhattan Bank, Mr. Knowlton continued his position as Managing Director in Acquisition Finance.

Thomas W. Purcell, 46, has been a member of Easterly’s board of directors since July 2015. Mr. Purcell is the President of his family investment office, Lake Trail Capital, which will invest in public securities as well as private businesses. Mr. Purcell was a Portfolio Manager at Viking Global Investors from 2003 until 2014, where he was responsible for managing a team of analysts and a diversified portfolio with a primary focus in financial services as well as business devices, energy and other industries. While at Viking Mr. Purcell served as the firm’s Co-Chief Investment Officer from 2012 until June 2014, as a member of the Management Committee from 2005 until March 2015 and as a member of the Executive Committee from July 2007 until March 2015. From October 1999 until becoming a Portfolio Manager in 2003, Mr. Purcell was responsible for researching investment ideas in financial service companies. From May 1998 until September 1999, Mr. Purcell worked for Tiger Management on a full time and consulting basis where he was responsible for researching investment ideas among chemical, paper, general industrial companies and Japanese banks. From 1995 until 1997, Mr. Purcell worked for ING Equity Partners as an associate responsible for identifying, researching and executing private equity investments. From 1993 until 1995, Mr. Purcell worked in Mergers and Acquisitions at Salomon Brothers Inc. Mr. Purcell is a graduate of Harvard Business School, where he was a Baker Scholar, and of Georgetown University.

Vote Required for Approval

Provided that a quorum is present, the nominees for a director receiving a plurality of the votes cast at the meeting in person or by proxy will be elected. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

Corporate Governance Matters

Number and Terms of Office of Officers and Directors

Our amended and restated certificate of incorporation and bylaws provide that our directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders and shall hold office until the next annual meeting following his or her election and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, Secretaries, Assistant Secretaries, a Treasurer and other such offices as may be determined by the board of directors.

Meetings of the Board of Directors of the Company

During the fiscal year ended December 31, 2016, the Company’s board of directors held nine meetings and no meetings during the fiscal year ended December 31, 2015. The Company expects its directors to attend all board and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All directors attended at least 75% of the meetings of the Company’s board of directors and of the committees on which they served in 2016. Although the Company does not have any formal policy regarding director attendance at stockholder meetings, the Company will attempt to schedule its meetings so that all of its directors can attend.

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Independence of Directors

We adhere to the rules of Nasdaq in determining whether a director is independent. The board of directors of the Company consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Hauslein, Knowlton and Purcell are the independent directors of the Company. The Company’s independent directors have meetings at which only independent directors are present to the extent they desire to do so.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Crate serves as the Company’s Chairman of the Board and Mr. Kalichstein serves as the Company’s Chief Executive Officer. The Company’s board of directors’ primary function is one of oversight. Our board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Our audit committee discusses with management the Company’s major financial risk exposures and the committee reports findings to the Company’s board of directors in connection with its risk oversight review.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Our audit committee and our compensation committee are each composed solely of independent directors.

Audit Committee

The rules of Nasdaq and Section 10A of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. We have established an audit committee of the board of directors, which consists of Messrs. Hauslein, Knowlton and Purcell, all of whom meet the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Hauslein serves as chairman of our audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Hauslein qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the audit committee include:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
•	setting clear hiring policies for employees or former employees of the independent auditors;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

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•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors, which consists of Messrs. Hauslein, Knowlton and Purcell, each of whom meets the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Knowlton serves as chairman of our compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;
•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Hauslein, Knowlton and Purcell. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

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Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Act of 1934, our directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons, we believe that during the fiscal year ended December 31, 2016 all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We previously filed a copy of our form of Code of Ethics and our audit committee charter on June 12, 2015 as exhibits to our registration statement. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

Conflicts of Interest

Each of our executive officers and directors do not currently, but may, in the future, have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is required to present a business combination opportunity to such entity. Accordingly, if any of our executive officers becomes aware of a business combination opportunity which is suitable for an entity to which he has then-current fiduciary or contractual obligations, he will honor his fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any fiduciary duties or contractual obligations of our executive officers that may arise in the future would materially undermine our ability to complete our initial business combination.

Our sponsor, executive officers and directors may become involved with subsequent blank check companies similar to our company, although they have agreed not to participate in the formation of, or become an officer or director of, any other blank check company until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination within 24 months after the closing of the IPO. Potential investors should also be aware of the following other potential conflicts of interest:

•	None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.
•	In the course of their other business activities, our officers and directors may become aware of acquisition and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.
•	Our initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the consummation of our initial business combination. Additionally, our initial stockholders have agreed to waive their redemption rights with respect to their founder shares if we fail to consummate our initial business combination within 24 months after the closing of the IPO. If we do not complete our initial business combination within such applicable time period the proceeds of the sale of the private placement warrants will be used to fund the redemption of our public shares, and the private placement warrants will expire worthless. Our initial stockholders have agreed not to transfer, assign or sell any of their founder shares (except to certain permitted transferees) until one year after the date of the consummation of our initial business combination or earlier if subsequent to our initial business combination, (i) the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (ii) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. With certain limited exceptions, the private placement warrants and the common stock underlying such warrants, will not be transferable, assignable or salable by our sponsor until 30 days after the completion of our initial business combination. Since our sponsor and officers and directors directly or indirectly own common stock and warrants, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

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•	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;
•	the opportunity is within the corporation’s line of business; and
•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our amended and restated certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA or an accounting firm that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public stockholders for a vote, our initial stockholders have agreed to vote their founder shares and any public shares purchased during or after the offering in favor of our initial business combination and our officers and directors have also agreed to vote any public shares purchased during or after the offering in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

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These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Independent Auditors’ Fees

The firm of Marcum LLP acted as our independent registered public accounting firm for the year ended December 31, 2016 and for the period from April 29, 2015 (inception) to December 31, 2015. The following is a summary of fees incurred for services rendered by Marcum LLP.

Audit Fees

During the period from April 29, 2015 (inception) to December 31, 2015, professional fees for our independent registered public accounting firm were $85,685 for the audit of our financial statements dated May 4, 2015 and filed with our Registration Statement on Form S-1, the Current Report on Form 8-K filed in connection with the closing of our IPO, the review of the financial information included in our Quarterly Reports on Form 10-Q and the audit of the financial statements as of December 31, 2015 and for the period from April 29, 2015 (inception) through December 31, 2015 that are included within and made part of this Report.

During the year ended December 31, 2016, professional services rendered for the audit of our annual financial statements and the review of the financial information included in our Quarterly Reports on Forms 10-Q for the quarterly periods during the year ended December 31, 2016 totaled $50,058.

Audit-Related Fees

During the year ended December 31, 2016, professional services rendered with regards to the consents included in our Registration Statements on Forms S-4 and S-4/As filed during the year totaled $60,818.

Tax Fees

We have engaged Marcum LLP to perform tax compliance services for the year ended December 31, 2016 and for the period from April 29, 2015 (inception) to December 31, 2015. The fees associated with the services related to the period from April 29, 2015 (inception) to December 31, 2015 were $14,420. The fees associated with the services for the year ended December 31, 2016 are expected to be $3,500.

All Other Fees

During the year ended December 31, 2016 and for the period from April 29, 2015 (inception) to December 31, 2015, there were no services provided and no fees billed for services provided by our independent registered public accounting firm other than those set forth above.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

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In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the years ended December 31, 2015 and 2016 with the Company’s management and Marcum, the Company’s independent registered public accounting firm. The audit committee has also discussed with Marcum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the audit committee concerning independence, and has discussed with Marcum its independence from the Company.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in the Company’s annual reports on Form 10-K for the years ended December 31, 2015 and 2016.

Members of the Audit Committee:

James Hauslein

David Knowlton

Thomas Purcell

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash (or non-cash) compensation for services rendered to us. Commencing on July 29, 2015 through the earlier of consummation of our initial business combination and our liquidation, we have and will continue to pay an affiliate of our sponsor a total of $10,000 per month for office space, utilities, secretarial support and administrative services. Other than the described fee, no cash compensation, including finder’s and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates prior to or in connection with our initial business combination. However, our sponsor, executive officers and directors, and their respective affiliates have been and will continue to be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are all independent directors as determined in accordance with the rules of Nasdaq. No member of our compensation committee during the last fiscal year was or previously had been an executive officer or employee of ours. None of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as one of our directors or a member of our compensation committee. Messrs. Hauslein, Knowlton and Purcell have engaged in certain related party transactions with the Company as more fully described in the section entitled “Certain Relationships and Related Person Transactions.”

Compensation Discussion and Analysis

The policies of the Company with respect to the compensation of its executive officers is administered by the Company’s board in consultation with its compensation committee (as described above) and in accordance with the applicable Nasdaq listing standards. Notwithstanding the foregoing, as indicated above, other than the $10,000 per month administrative fee, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of the Company’s existing stockholders, including the Company’s directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination.

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The compensation policies followed by the Company after consummation of a business combination will be intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. It is anticipated that performance-based and equity-based compensation will be an important foundation in executive compensation packages as the Company believes it is important to maintain a strong link between executive incentives and the creation of stockholder value. The Company believes that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives.

Compensation Committee Report

The independent directors of the board of directors have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the independent members of the board recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

James Hauslein

David Knowlton

Thomas Purcell

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy

Our Code of Ethics contains a formal policy requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board of directors) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to the audit committee charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, other than the following payments, none of which will be made from the proceeds of this offering held in the trust account prior to the completion of our initial business combination:

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•	Repayment of an aggregate of $100,000 in loans made to us by our sponsor to cover offering-related and organizational expenses;

•	Repayment of advances for offering expenses to a related party;

•	Payment to an affiliate of our sponsor of $10,000 per month for office space, utilities, secretarial support and administrative services;

•	Reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•	Repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, including the convertible promissory note described below.

Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

Related Person Transactions

On May 4, 2015, our sponsor purchased an aggregate of 4,312,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.006 per share. On July 29, 2015, our board of directors effected a stock dividend of 0.2 shares for each outstanding share of our common stock, resulting in 5,175,000 founder shares outstanding. On July 29, 2015, the underwriters exercised part of their over-allotment option resulting in 20,000,000 units issued as a result of the IPO. As a result of the expiration of the underwriters’ option to exercise the remaining portion of the over-allotment, our initial stockholders forfeited an aggregate of 175,000 founder shares. The sponsor, our independent directors and their permitted transferees own 20% of our issued and outstanding shares. The founder’s shares are identical to the shares of common stock included in the units sold in the IPO. However, the holders have agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

Our sponsor purchased from us an aggregate of 6,750,000 private placement warrants, each exercisable to purchase one share of our common stock at $11.50 per share, at a price of $1.00 per private placement warrant ($6,750,000 in the aggregate) in a private placement that occurred simultaneously with our IPO. The private placement warrants are identical to the warrants sold as part of the units in our IPO except that, so long as they are held by our sponsor or its permitted transferees, (i) they will not be redeemable by us, (ii) they (including the common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our sponsor until 30 days after the completion of our initial business combination and (iii) they may be exercised by the holders on a cashless basis.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors do not currently, but may, in the future, have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

On July 29, 2015, we entered into an Administrative Services Agreement with an affiliate of our sponsor, pursuant to which we pay a total of $10,000 per month for office space, utilities, secretarial support and administrative services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 24 months, an affiliate of our sponsor will be paid a total of $240,000 ($10,000 per month) for office space, utilities, secretarial support and administrative services and will be entitled to be reimbursed for any out-of-pocket expenses.

Our sponsor, executive officers and directors, or their respective affiliates, have been and will continue to be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews, on a quarterly basis, all payments that were made to our sponsor, officers, directors or our or their affiliates and determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

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Prior to our IPO, our sponsor provided an aggregate of $100,000 to us under an unsecured promissory note to be used for a portion of the expenses of our IPO. This was non-interest bearing, unsecured and was repaid upon the closing of our initial public offering. For the period from April 29, 2015 (inception) through December 31, 2015, an affiliate of our sponsor advanced an aggregate of $46,037 directly to the Company’s service providers for offering costs. This was non-interest bearing, unsecured and was repaid during the year. For the year ended December 31, 2016, an affiliate of our sponsor advanced an aggregate of $181,403 directly to our vendors related to operating expenses incurred by us of which $152,670 remains as a payable as of December 31, 2016. These advances are non-interest bearing, unsecured and due on demand.

On March 17, 2016, we issued a convertible promissory note to our sponsor that provides for our sponsor to loan us up to $1,000,000 for ongoing expenses. On March 17, 2016 and February 2, 2017, we borrowed $15,000 and $250,000, respectively, pursuant to the convertible promissory note. Our sponsor is not obligated to loan us additional amounts pursuant to the convertible promissory note. The convertible promissory note is interest bearing at 5% per annum and is due and payable on August 4, 2017. As of December 31, 2016, the interest accrued is $607. At the option of our sponsor, any amounts outstanding under the convertible note may be converted into warrants to purchase shares of common stock at any time on or prior to the maturity date at a conversion price of $1.00 per warrant. Each warrant will entitle our sponsor to purchase one share of our common stock at an exercise price of $11.50 per share. Each warrant will contain other terms identical to the terms contained in the private placement warrants.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor, an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us additional funds as may be required. If we complete our initial business combination, we would repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans, inclusive of any loans under the March 17, 2016 convertible promissory note, may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued to our sponsor. We do not expect to seek loans from parties other than our sponsor, an affiliate of our sponsor or certain of our officers and directors as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by a compensation committee constituted solely by independent directors.

The holders of the founder shares and private placement warrants and any privately placed shares have registration rights to require us to register a sale of any of our securities held by them pursuant to a registration rights agreement. These holders are entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the founder shares (except to certain permitted transferees), one year after the date of the consummation of our initial business combination or earlier if subsequent to our initial business combination (a) the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (b) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the private placement warrants and the common stock underlying such warrants, 30 days after the completion of our initial business combination. We will bear the costs and expenses of filing any such registration statements.

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THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the annual meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the annual meeting to approve the Charter Amendment and the Trust Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the annual meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the annual meeting to approve the Charter Amendment and the Trust Amendment.

Vote Required for Approval

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the annual meeting, assuming that a quorum is present. Broker “non-votes” and abstentions will have no effect with respect to the approval of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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INFORMATION ABOUT EASTERLY

General

We are a blank check company incorporated in Delaware on April 29, 2015 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have sought to capitalize on the financial services industry experience and capabilities of our management team and the significant contacts of our management team as well as our directors to identify, acquire and operate a business within the financial services industry, although we were able to pursue a business combination outside the financial services industry.

In August 2015, we consummated our initial public offering of 20 million units at a price of $10.00 per unit, with each unit consisting of one share of our common stock and one-half of one redeemable warrant to purchase one share of our common stock at an exercise price of $11.50 per share. The shares of our common stock sold as part of the units in our IPO are referred to in this report as our “public shares.” The units in our IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of approximately $200,000,000. Prior to the consummation of our IPO, in May 2015, our sponsor purchased an aggregate of 4,312,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.006 per share. On July 29, 2015, our board of directors effected a stock dividend of 0.2 shares for each outstanding share of common stock, resulting in 5,175,000 founder shares outstanding. On July 3, 2015, our sponsor transferred 20,000 founder shares to each of our independent director nominees at their original purchase price. On July 29, 2015, the underwriters exercised part of their over-allotment option resulting in 20 million units issued as a result of our initial public offering. As a result of the expiration of the underwriters’ option to exercise the remaining portion of the over-allotment, our initial stockholders forfeited an aggregate of 175,000 founder shares. The founder shares will be worthless if we do not complete an initial business combination.

In addition, our sponsor purchased an aggregate of 6,750,000 private placement warrants, each exercisable for one share of our common stock at $11.50 per share, for a purchase price of $6,750,000, or $1.00 per warrant, that will also be worthless if we do not complete a business combination.

The net proceeds of our initial public offering deposited into the trust account remain on deposit in the trust account earning interest. As of March 31, 2017 there was approximately $200.1 million held in the trust account and approximately $26,000 held outside the trust account available for working capital purposes.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our trust account (after any redemptions), the proceeds of the private placement with our sponsor, additional funds, if any, otherwise available at closing, and the issuance of shares of our common stock.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding the actual beneficial ownership of our common stock as of the record date for the annual meeting by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our current executive officers and directors; and

•	all executive officers and directors of the Company as a group.

At any time prior to the annual meeting, during a period when they are not then aware of any material nonpublic information regarding the Company or its securities, the initial stockholders and/or their affiliates may enter into a written plan to purchase the Company’s securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities. The ownership percentages listed below do not include any such shares that may be purchased after the record date.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our common stock is based on 25,000,000 shares of common stock issued and outstanding as of the record date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	%
Easterly Acquisition Sponsor, LLC	4,928,000	19.9%

Polar Asset Management Partners Inc.(2)	3,280,568	13.1%

Alyeska Investment Group, L.P.(2)
Alyeska Fund GP, LLC(3)
Alyeska Fund 2 GP, LLC(3)
Anand Parekh(3)	2,285,121	9.1%

Fir Tree Inc.(4)	1,850,000	7.4%

TD Asset Management Inc. (5)
TDAM USA Inc.(5)	1,767,300	7.1%

Putnam Investments, LLC(6)
Putnam Investment Management, LLC(6)
The Putnam Advisory Company, LLC(6)	1,509,600	6.0%

David Cody(7)	4,928,000	19.9%
Darrell W. Crate(7)	4,928,000	19.9%
Avshalom Kalichstein(7)	4,928,000	19.9%
James N. Hauslein	24,000	*
David W. Knowlton	24,000	*
Thomas W. Purcell(8)	24,000	*
Jurgen Lika	—	—
All directors and executive officers as a group (6 individuals)	5,000,000	20.0%

________________________________

*	Less than 1 percent.

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(1)	This table is based on 25,000,000 shares of our common stock outstanding as of July [ ], 2017. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the directors and executive officers in this table is 375 Park Avenue, 21st Floor, New York, NY 10152. The table does not reflect record or beneficial ownership of the 6,750,000 private placement warrants as these warrants are not exercisable within 60 days of July [ ], 2017.
(2)	According to a Schedule 13G/A filed with the SEC on June 19, 2017 on behalf of Polar Asset Management Partners Inc. Polar Asset Management Partners Inc. serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company ("PMSMF") and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares directly held by the Polar Vehicles. The business address of this stockholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(3)	According to a Schedule 13G/A filed with the SEC on February 14, 2017 on behalf of Alyeska Investment Group, L.P., Alyeska Fund GP, LLC, Alyeska Fund 2 GP, LLC, and Anand Parekh. The business address of these stockholders is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.
(4)	According to a Schedule 13G filed with the SEC on February 16, 2016 on behalf of Fir Tree Inc. (“Fir Tree”). Represents common stock purchased by certain private-pooled investment vehicles for which Fir Tree serves as the investment manager. Fir Tree is the investment manager of such private-pooled investment vehicles and has been granted investment discretion over portfolio investments. The business address of this stockholder is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.
(5)	According to a Schedule 13G/A filed with the SEC on February 10, 2017 on behalf of TD Asset Management Inc. (“TDAM”) and TDAM USA Inc. (“TDAM-UDA”). TDAM individually beneficially owns 1,766,600 shares of common stock and TDAM-USA individually beneficially owns 700 shares of common stock. The business address of these stockholders is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2.
(6)	According to a Schedule 13G filed with the SEC on February 14, 2017 on behalf of Putnam Investments, LLC (“PI”), Putnam Investment Management, LLC (“PIM”) and Putnam Advisory Company, LLC (“PAC”). PIM individually beneficially owns 1,509,600 shares of common stock. PI wholly owns PIM and PAC, each a registered investment adviser. PIM is the investment adviser to the Putnam family of mutual funds. Putnam mutual funds managed by PIM, through their boards of trustees, have voting power. The business address of these stockholders is One Post Office Square, Boston, Massachusetts 02109.
(7)	David Cody, Darrell W. Crate and Avshalom Kalichstein may be deemed to beneficially own shares held by our sponsor by virtue of their shared control of our sponsor. Mr. Cody, Mr. Crate and Mr. Kalichstein together have sole voting and investment power over the shares held by our sponsor.
(8)	Shares are held by Lake Trail Illiquid Investments LLC. Mr. Purcell holds shared voting and investment power over the shares held by Lake Trail Illiquid Investments LLC and disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 375 Park Avenue, 21st Floor, New York, New York 10152.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the annual meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of annual meeting to stockholders may be transacted at the annual meeting.

FUTURE STOCKHOLDER PROPOSALS

If we complete our initial business combination is approved, our 2018 annual meeting of stockholders will likely be held on or about [           ], 2018, unless the date is changed by our board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2018 annual meeting, you need to provide it to the Company by no later than approximately [            ]. You should direct any proposals to our secretary at our principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2018 annual meeting, under our bylaws you must give timely notice of the matter or the nomination, in writing, to our secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date (or between [            ], 2018 and [            ], 2018, if the 2018 annual meeting is held on [          ], 2018).

If the Charter Amendment and the Trust Amendment are not approved or we do not complete our initial business combination before the Extended Termination Date, there will be no annual meeting in 2018.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Easterly’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the annual meeting, you should contact us by telephone or in writing:

Easterly Acquisition Corp.
375 Park Avenue, 21st Floor
New York, New York 10152

Telephone: (646) 712-8300
Email: info@easterlyacquisition.com

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You may also obtain these documents by requesting them in writing or by telephone from Easterly’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali

470 West Avenue

Stamford, Connecticut 06902

Stockholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: Easterly.info@morrowsodali.com

If you are a stockholder of Easterly and would like to request documents, please do so by July [   ], 2017, in order to receive them before the annual meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of Easterly for the annual meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

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ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
EASTERLY ACQUISITION CORP.

, 2017

Easterly Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Easterly Acquisition Corp.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 29, 2015 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on July 28, 2015.

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph (b) of Section 5.2 is hereby amended and restated to read in full as follows:

(b) Subject to Section 5.5 hereof, directors shall be elected to serve on the Board for a one-year term. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock.

5. The text of Paragraph (b) of Section 5.4 is hereby amended and restated to read in full as follows:

Section 5.4 Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, with or without cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

6. The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on May 8, 2015, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption or repurchase of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before February 5, 2018, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-business combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Easterly Acquisition Sponsor, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

7. The text of Paragraph (c) of Section 9.2 is hereby amended and restated to read in full as follows:

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an (i) initial Business Combination pursuant to a proxy solicitation or (ii) amendment to Section 9.2(d) in accordance with Section 9.7 hereof pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to 15% or more of the Offering Shares.

8. The text of Paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated a Business Combination on or before February 5, 2018, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, Easterly Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

EASTERLY ACQUISITION CORP.

By:
Name:
Title:

A-2

ANNEX B

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2017, to the Trust Agreement (as defined below) is made by and among Easterly Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Amended and Restated Investment Management Trust Agreement dated as of October 13, 2015 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an annual meeting of stockholders of the Company held on [          ], 2017, the Company stockholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation to provide that the date by which the Company shall be required to effect a Business Combination shall be on or February 5, 2018 (the “Extended Date”) and (ii) a proposal to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination by the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Secretary of State of the State of Delaware.

NOW THEREFORE, IT IS AGREED:

1.            Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) February 5, 2018, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by February 5, 2018, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;

2.             Section 1(k) of the Trust Agreement is hereby amended and restated to read in full as follows:

(k) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i) or (j) above or (l) below; and

3.             A new Section 1(l) is hereby inserted into the Trust Agreement immediately following Section 1(k) to read as follows:

(l) Distribute upon receipt of an Amendment Notification Letter (defined below), to Public Stockholders who exercised their redemption rights in connection with an Amendment (defined below) an amount equal to the pro rata share of the Property relating to the shares of Common Stock for which such Public Stockholders have exercised redemption rights in connection with such Amendment.

4.             Section 2(g) is hereby amended and restated to read in full as follows:

(g) If the Company seeks to amend any provision of its Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-Business Combination activity (including the time within which the Company has to complete a Business Combination) (in each case an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit D providing instructions for the distribution of funds to Public Stockholders who exercise their redemption option in connection with such Amendment.

5.            A new Exhibit D, attached hereto, is hereby added to the Trust Agreement immediately following Exhibit C of the Trust Agreement.

6.            All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

7.            This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

8.            This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

9.            This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Easterly Acquisition Corp.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to the Investment Management Trust Agreement]

B-3

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Cynthia Jordan, Accounting Department

Re: Trust Account No. [                        ] Stockholder Redemption Withdrawal Instruction

Ladies and Gentlemen:

Pursuant to Section 1(k) of the Amended and Restated Investment Management Trust Agreement between Easterly Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of October 13, 2015, as amended (the “Trust Agreement”), the Company hereby requests that you deliver to the Public Stockholders who have properly elected to have their Common Stock redeemed by the Company in connection with the stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account $ ___________   of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

You are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the accounts designated by such Public Stockholders:

Very truly yours,

EASTERLY ACQUISITION CORP.

By:
Name:
Title:

B-4

EASTERLY ACQUISITION CORP.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [                      ], 2017

The undersigned hereby appoints each of Darrell W. Crate and Avshalom Kalichstein as proxies, acting singly, each with the power of substitution and revocation, to attend and to represent the undersigned at the Annual Meeting of Stockholders of Easterly Acquisition Corp., a Delaware corporation (the “Company”), to be held at the offices of the Company, 375 Park Avenue, 21st Floor, New York, New York 10152, on [            ], [                ], 2017 at 10:00 a.m., Eastern time, and any continuation or adjournment thereof, and to vote the number of shares of common stock of the Company the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

Proposals
1.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional 185 days, from August 4, 2017 to February 5, 2018.	For ☐	Against ☐	Abstain ☐
2.	Approval of an amendment to the Company’s existing Amended and Restated Investment Management Trust Agreement to make changes necessary to reflect the Extension.	For ☐	Against ☐	Abstain ☐
3.	To elect the following nominees to the Company’s board of directors: • Darrell W. Crate • Avshalom Kalichstein • James Hauslein • David Knowlton • Thomas Purcell	For ☐ ☐ ☐ ☐ ☐	Withhold ☐ ☐ ☐ ☐ ☐
4.	Approval of an amendment to allow the Company’s board of directors to adjourn the annual meeting to a later date or dates to permit further solicitation of proxies. This proposal will only be presented to the Company’s stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the annual meeting to approve Proposals 1 and 2.	For ☐	Against ☐	Abstain ☐

☐ Intention to Exercise Redemption Rights. If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the proxy statement under the heading “Annual Meeting of Easterly Stockholders – Redemption Rights.”

The undersigned hereby acknowledges receipt of the accompanying notice of annual meeting of stockholders and proxy statement.

Date:______________, 2017
Print Name of Stockholder

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO JURGEN LIKA, SECRETARY OF THE COMPANY, AT (646) 383-9413, WITH A COPY TO FOLLOW BY MAIL TO HIM AT 375 PARK AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10152. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE ANNUAL MEETING IN PERSON.